June 6, 2006

Supplement

SUPPLEMENT DATED JUNE 6, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Active Assets Institutional Government Securities Trust, dated October 28, 2005
Active Assets Institutional Money Trust, dated October 28, 2005

The disclosure in the Fund’s Statement of Additional Information in the section entitled ‘‘V. Investment Advisory and Other Services, G. Revenue Sharing’’ is hereby deleted and replaced with the following:

G. Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of each Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, services fees and/or transfer agency fees that may be payable by each Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of each Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of each Fund and/or some or all other Morgan Stanley Funds), each Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

The Funds' Investment Adviser, out of its own assets, pays Morgan Stanley DW and other Intermediaries an amount up to 0.03% annually of the value of the shares of Active Assets Institutional Money Trust and Active Assets Institutional Government Securities Trust held in Morgan Stanley DW or such other Intermediaries' accounts.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.